UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 19, 2012

Great China Mania Holdings, Inc.
(Exact name of registrant as specified in charter)

Great East Bottles & Drinks (China) Holdings, Inc.
(Former name of registrant)

Florida
(State or other jurisdiction of incorporation)

333-139008	59-2318378
(Commission File Number)	(IRS Employer Identification No.)

Suite 1902, 19th Floor Kodak House II Quarry Bay, Hong Kong
(Address of Principal Executive Offices)

852-2192-4805
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On January 19, 2012 the Company entered into a SUBSCRIPTION AGREEMENT (the “Agreement”) with Wong Heong Kin and Chan Ka Wai (the “Subscriber”) whereby the Subscriber purchased 28,500,000 shares of common stock from the Company.

Item 2.01 Completion of Acquisition or Disposition of Assets

On January 19, 2012, the Agreement set forth in Item 1.01 above was closed.

Item 9.01 Exhibits

The SUBSCRIPTION AGREEMENT is attached hereto as Exhibit 2.1

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

Great China Mania Holdings, Inc

(Registrant)

Date:	January 26, 2012		By:	/s/Yau Wai Hung
Yau Wai Hung
President